Exhibit 99.3

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information of Uranium Energy Corp. (the “Company” or “UEC”) is presented to give effect to (i) the Company’s acquisition (the “Acquisition”) of 100% of the common shares of Uranium One Americas Inc. (“U1 Americas”) on December 17, 2021 pursuant to the previously-announced share purchase agreement (“the Share Purchase Agreement”) between the Company and Uranium One Investments Inc. (the “Seller”) and (ii) financing of approximately $42 million of the acquisition price through the issuance of the Company’s common stock (the “Financing”) between November 1, 2021 and the closing date of the Acquisition under the Company’s at-the-market (the “ATM”) offering agreements dated May 14, 2021 (the “May ATM Offering Agreement”) and November 26, 2021 (the “November ATM Offering Agreement”), the proceeds from which were used to partially fund the purchase consideration.

The unaudited pro forma condensed combined balance sheet as of October 31, 2021 combines the historical consolidated balance sheets of UEC and U1 Americas giving effect to the Acquisition and Financing as if they had occurred on October 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended October 31, 2021 and the year ended July 31, 2021 combine the historical statements of operations and comprehensive loss of UEC and U1 Americas, giving effect to the Acquisition and Financing as if they had occurred on August 1, 2020, the first day of the Company’s 2021 fiscal year.

The Acquisition and Financing and basis of presentation of the condensed combined financial information are described in greater detail in Note 1: Basis of Presentation included in the notes to the pro forma condensed combined financial statements. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined balance sheet and statements of operations.

The pro forma condensed combined financial information is based on various adjustments and assumptions and is not necessarily indicative of what UEC’s operating results actually would have been if the Acquisition and Financing occurred as of the dates indicated or will be for any future periods. The pro forma condensed combined financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings that may be achievable in connection with the Acquisition and Financing, or the associated costs that may be necessary to achieve such revenues, synergies or cost savings.

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS AT OCTOBER 31, 2021

(Expressed in U.S. Dollars)

	Historical		Pro Forma Transaction Accounting Adjustments
	URANIUM ENERGY CORP. (As reported)	Uranium One Americas Inc.	Acquisition		Financing	URANIUM ENERGY CORP. Pro Forma
		(Note 1)	(Note 4)		(Note 5)
CURRENT ASSETS
Cash and cash equivalents	$96,304,124	$1,199,600	$(130,937,846)	(A)	$42,084,587	$8,650,465
Inventories	36,217,420	189,000	-		-	36,406,420
Prepaid expenses and deposits	1,777,355	1,750,400	100,843	(B), (C)	-	3,628,598
Other current assets	128,155	93,400	-		-	221,555
TOTAL CURRENT ASSETS	134,427,054	3,232,400	(130,837,003)		42,084,587	48,907,038

MINERAL RIGHTS AND PROPERTIES	64,009,292	184,676,600	(68,496,998)	(B)	-	180,188,894
PROPERTY, PLANT AND EQUIPMENT	7,318,570	7,644,800	-		-	14,963,370
RESTRICTED CASH	2,037,677	13,753,300	-		-	15,790,977
EQUITY-ACCOUNTED INVESTMENT	23,626,010	-	-		-	23,626,010
OTHER NON-CURRENT ASSETS	1,300,048	1,656,100	(450,218)	(B), (D)	-	2,505,930
TOTAL ASSETS	$232,718,651	$210,963,200	$(199,784,219)		$42,084,587	$285,982,219

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$2,173,618	$21,754,200	$(21,080,300)	(E)	$-	$2,847,518
Other current liabilities	310,968	70,100	6,809	(F)	-	387,877
Current portion of other loans payable	193,934	-	-		-	193,934
Current portion of long-term debt	10,340,802	-	-		-	10,340,802
TOTAL CURRENT LIABILITIES	13,019,322	21,824,300	(21,073,491)		-	13,770,131

LONG TERM DEBT	-	36,876,200	(36,876,200)	(E)	-	-
OTHER LOANS PAYABLE	16,565	-	-		-	16,565
ASSET RETIREMENT OBLIGATIONS	3,989,740	15,910,300	(3,203,052)	(G)	-	16,696,988
OTHER NON-CURRENT LIABILITIES	271,530	489,100	163,804	(F)	-	924,434
DEFERRED TAX LIABILITIES	539,948	-	-	(H)	-	539,948
TOTAL LIABILITIES	17,837,105	75,099,900	(60,988,939)		-	31,948,066

STOCKHOLDERS' EQUITY
Capital stock	258,996	-			10,595	269,591
Additional paid in capital	507,325,510	285,944,000	(285,944,000)	(I)	42,073,992	549,399,502
Share issuance obligation	359,560	-	-		-	359,560
Accumulated deficit	(293,698,936)	(150,080,700)	147,148,720	(J)	-	(296,630,916)
Accumulated other comprehensive income	636,416	-	-		-	636,416
TOTAL EQUITY	214,881,546	135,863,300	(138,795,280)		42,084,587	254,034,153
TOTAL LIABILITIES AND EQUITY	$232,718,651	$210,963,200	$(199,784,219)		$42,084,587	$285,982,219

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JULY 31, 2021

(Expressed in U.S. Dollars)

	Historical		Pro Forma Transaction Accounting Adjustments
	URANIUM ENERGY CORP. (As reported)	Uranium One Americas Inc.	Acquisition		URANIUM ENERGY CORP. Pro Forma
		(Note 1)	(Note 6)
REVENUES	$-	$2,231,800	$-		$2,231,800
COSTS AND EXPENSES
Cost of sales	-	1,228,000	-		1,228,000
Mineral property expenditures	4,478,807	6,458,800	-		10,937,607
General and administrative	12,639,998	-	-		12,639,998
Acquisition-related costs	-	-	2,931,980	(A)	2,931,980
Depreciation, amortization and accretion	393,173	789,200	526,683	(B)	1,709,056
LOSS FROM OPERATIONS	(17,511,978)	(6,244,200)	(3,458,663)		(27,214,841)

OTHER INCOME (EXPENSES)
Interest income	48,294	227,800	-		276,094
Interest expenses and finance costs	(2,879,809)	(2,294,400)	2,193,557	(C)	(2,980,652)
Income (Loss) from equity-accounted investment	5,204,004	-	-		5,204,004
Gain on loan extinguishment	286,376	-	-		286,376
Other income (loss)	37,441	(10,137,100)	9,647,500	(D)	(452,159)
(Loss) gain on disposition of assets	(2,146)	-	-		(2,146)
OTHER INCOME (EXPENSES)	2,694,160	(12,203,700)	11,841,057		2,331,517
LOSS BEFORE INCOME TAXES	(14,817,818)	(18,447,900)	8,382,394		(24,883,324)

DEFERRED TAX BENEFIT	4,008	-	-		4,008
NET LOSS FOR THE YEAR	(14,813,810)	(18,447,900)	8,382,394		(24,879,316)

OTHER COMPREHENSIVE INCOME (LOSS)
Translation gain (loss)	613,491	-	-		613,491
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	613,491	-	-		613,491
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$(14,200,319)	$(18,447,900)	$8,382,394		$(24,265,825)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.07)				(0.11)	(E)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	210,295,992				220,891,128	(E)

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

URANIUM ENERGY CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED OCTOBER 31, 2021

(Expressed in U.S. Dollars)

	Historical		Pro Forma Transaction Accounting Adjustments
	URANIUM ENERGY CORP. (As reported)	Uranium One Americas Inc.	Acquisition		URANIUM ENERGY CORP. Pro Forma
		(Note 1)	(Note 6)
COSTS AND EXPENSES
Mineral property expenditures	$1,656,516	$1,543,200	$-		$3,199,716
General and administrative	3,116,711	-	-		3,116,711
Depreciation, amortization and accretion	98,440	24,700	146,771	(B)	269,911
LOSS FROM OPERATIONS	(4,871,667)	(1,567,900)	(146,771)		(6,586,338)

OTHER INCOME (EXPENSES)
Interest income	20,571	-	-		20,571
Interest expenses and finance costs	(530,878)	(671,300)	646,089	(C)	(556,089)
Income (Loss) from equity-accounted investment	2,753,167	-	-		2,753,167
Realized gain on available-for-sale security	547,152	-	-		547,152
Other income (loss)	6,785	673,000	-		679,785
OTHER INCOME (EXPENSES)	2,796,797	1,700	646,089		3,444,586
LOSS BEFORE INCOME TAXES	(2,074,870)	(1,566,200)	499,318		(3,141,752)

DEFERRED TAX BENEFIT	1,044	-	-		1,044
NET LOSS FOR THE PERIOD	(2,073,826)	(1,566,200)	499,318		(3,140,708)

OTHER COMPREHENSIVE INCOME
Translation gain	143,169	-	-		143,169
TOTAL OTHER COMPREHENSIVE INCOME	143,169	-	-		143,169
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$(1,930,657)	$(1,566,200)	$499,318		$(2,997,539)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.01)				(0.01)	(E)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	246,859,322				257,454,458	(E)

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

NOTE 1:         BASIS OF PREPARATION

These unaudited pro forma condensed combined financial statements have been prepared in accordance with Article 11 of Regulation S-X to give effect to the Acquisition and Financing.

UEC’s historical results are derived from UEC’s audited consolidated statement of operations and comprehensive loss for the fiscal year ended July 31, 2021 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on October 28, 2021 and the Company’s unaudited condensed consolidated balance sheet as of October 31, 2021 and unaudited condensed consolidated statement of operations and comprehensive loss for the three months ended October 31, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 15, 2021, which were prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“U.S. GAAP”).

U1 Americas’ results are derived from the consolidated statements of operations and comprehensive loss for the fiscal year ended December 31, 2020, consolidated balance sheet as of September 30, 2021, and consolidated statements of operations and comprehensive loss for the three and nine months ended September 30, 2021 and 2020, which were prepared in accordance with U.S. GAAP and included in this Form 8-K/A.

These pro forma condensed combined financial statements have been compiled from and include:

(a)	An unaudited pro forma condensed combined balance sheet as of October 31, 2021 combining:

(i)	The unaudited interim condensed consolidated balance sheet of the Company as of October 31, 2021;
(ii)	The unaudited interim condensed consolidated balance sheet of U1 Americas as of September 30, 2021; and
(iii)	The adjustments described in Notes 4 and 5.

(b)	An unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended July 31, 2021 combining:

(i)	The audited consolidated statement of operations and comprehensive loss of the Company for the year ended July 31, 2021;
(ii)

The unaudited consolidated statement of operations and comprehensive loss of U1 Americas for the twelve months ended June 30, 2021, which has been constructed by combining the constructed statements of operations and comprehensive loss for (a) the 6 months ended December 31, 2020 (constructed by subtracting the results for the nine months ended September 30, 2020 from the results of the year ended December 31, 2020 and adding the results for the three months ended September 30, 2020) and (b) the 6 months ended June 30, 2021 (constructed by subtracting the results for the three months ended September 30, 2021 from the results for the nine months ended September 30, 2021); and

(iii)	The adjustments described in Note 6.

(c)	An unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended October 31, 2021 combining:

(i)	The unaudited interim condensed consolidated statement of operations and comprehensive loss of the Company for the three months ended October 31, 2021;
(ii)	The unaudited consolidated statement of operations and comprehensive loss of U1 Americas for the three months ended September 30, 2021; and
(iii)	The adjustments described in Note 6.

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

The pro forma condensed combined balance sheet assumes the Acquisition completed on October 31, 2021. The pro forma condensed combined statements of operations and comprehensive loss assume the Acquisition completed on August 1, 2020. The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the Acquisition and factually supportable. The pro forma financial information includes the Financing as the proceeds from the issuance of shares that occurred after the financial periods presented were used to partially fund the Acquisition. The pro forma financial information assumes the Acquisition is a business combination with the Company identified as the acquirer and therefore has been prepared using the acquisition method of accounting for business combinations under U.S. GAAP. In part, the Company’s assumption that the Acquisition is a business combination is based on the Company’s expectation that substantially all the fair value of the assets are not concentrated in a single asset or group of similar assets. In the event substantially all the fair value of the gross assets acquired is determined to be concentrated in a single asset or group of similar assets the transaction could not be treated as a business combination for accounting purposes which would result in capitalization of transaction costs with no recognition of goodwill or bargain purchase gain.

The pro forma adjustments are preliminary and based on estimates including consideration and financing, transaction costs and fair value and useful lives of the assets acquired and liabilities assumed. The final determination of the purchase price allocation is in progress and is expected to be completed during the measurement period which is not more than one year from the date of the Acquisition. The final values will be based on the final calculated fair value of assets acquired and liabilities assumed as of the closing date of the Acquisition, which could result in material changes from the amounts reported in this unaudited pro forma condensed combined financial information. At the time of preparation of the pro forma financial information, the final fair value allocable to each of the assets is subject to completion of the valuation process.

In order to prepare the pro forma financial information, UEC performed a preliminary review of U1 Americas’ accounting policies to identify significant differences from the accounting policies used to prepare UEC’s historical financial statements. Based on this preliminary review, the Company has not identified accounting policies applicable to similar transactions undertaken by U1 Americas that significantly depart from those followed by the Company and would have a significant impact on the pro forma condensed combined financial statements. UEC will conduct an additional review of U1 Americas’ accounting policies to determine if differences in accounting policies require adjustment or reclassification of U1 Americas’ results of operations, assets or liabilities to conform to UEC’s accounting policies and classifications when the Company prepares and completes its unaudited condensed consolidated financial statements for the three and six months ended January 31, 2022. As a result of that review, UEC may identify differences between the accounting policies that, when conformed, could have a material impact on its future consolidated financial statements.

The pro forma financial information is preliminary, provided for illustrative purposes only and do not purport to represent what the combined actual consolidated results of operations or consolidated balance sheet would have been had the Acquisition and Financing occurred on the dates assumed, nor are they indicative of the combined future consolidated results of operations or financial position. The actual results reported in periods following the Acquisition and Financing may differ significantly from those reflected in these pro forma financial information presented herein for a number of reasons, including, but not limited to, differences between the assumptions used to prepare this pro forma financial information and actual amounts, cost savings or associated costs to achieve such savings from operating efficiencies, synergies, debt refinancing, or other restructuring that may arise in conjunction with the Acquisition and Financing.

Currency amounts are reported in U.S. dollars, except per share amounts.

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

NOTE 2:         CALCULATION OF ESTIMATED PURCHASE CONSIDERATION

The purchase consideration paid by UEC to the Seller is as follows:

Purchase Consideration
USD
Purchase price including amounts paid in relation to deposits pledged as collateral in favor of the Wyoming state regulatory agency	$125,592,602
Working capital adjustment to the purchase price	2,933,252
Total purchase consideration for U1 Americas shares	$128,525,854

NOTE 3:         PRELIMINARY PRO FORMA PURCHASE PRICE ALLOCATION

The following table sets forth a preliminary pro forma allocation of the purchase consideration to the preliminary pro forma fair value of the assets acquired and liabilities assumed as at October 31, 2021 in conjunction with the Acquisition:

Pro Forma Purchase Price Allocation for the Acquisition

Assets acquired:
Cash and cash equivalents	$1,199,600
Inventories	189,000
Prepaid expenses and deposits	1,750,400
Other current assets	93,400
Mineral rights and properties	116,179,602
Property, plant and equipment	7,644,800
Restricted cash	13,753,300
Other non-current assets	1,826,713
Total assets acquired	$142,636,815

Liabilities assumed:
Accounts payable and accrued liabilities	$673,900
Other current liabilities	76,909
Asset retirement obligations	12,707,248
Other non-current liabilities	652,904
Total liabilities assumed	14,110,961
Net assets acquired	$128,525,854

Estimated acquisition-related costs not included in the purchase consideration	$2,931,980

This pro forma purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma condensed combined balance sheet and statements of operations and comprehensive loss.

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

NOTE 4:          PRO FORMA TRANSACTION ACCOUNTING ADJUSTMENTS TO THE UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET RESULTING FROM THE ACQUISITION

(A)

Reflects cash paid for the Acquisition of $128,525,854 as described in Note 2, payment of estimated acquisition-related costs incurred subsequent to October 31, 2021 in the amount of $2,311,149 and the payment of the premium payable on the surety bonds of $100,843 (see Note 4(C)).

(B)	Reflects the difference between the estimated fair value and carrying value of assets acquired. Except with respect to mineral rights and properties under care and maintenance and right of use assets, the Company has assumed the historical carrying value approximates the fair value of assets acquired. For purposes of these pro forma condensed combined financial statements, any excess of purchase consideration over the estimated fair value of U1 Americas’ remaining net assets has been assumed to be attributable to the fair value of acquired mineral rights and properties. Upon completion of the valuation of the mineral rights and properties, such excess (shortfall), if any, will be reclassified to goodwill or a bargain purchase gain.

(C)

Reflects an adjustment for the 2% annual premium payable on the surety bonds. The total financial assurance required by the WDEQ was $18,796,700, of which approximately $5 million was funded by a third-party insurance company at an annual cost of a 2% premium of the face value and the remainder by the restricted cash held by U1 Americas.

(D)

Reflects the adjustment to expense UEC’s acquisition-related costs $620,831 presented in non-current assets at October 31, 2021, net of an adjustment to the initial recognition value of U1 Americas’ right of use asset on an operating lease agreement for $170,613.

(E)	Reflects the settlement of U1 Americas’ related party liabilities prior to the Acquisition as required by the SPA.

(F)	Reflects an adjustment for the recognition of the lease liability related to the pro forma adjustment for a U1 Americas’ right of use asset (see Note 4(D)).

(G)	Reflects an adjustment to recognize the asset retirement obligations at the estimated fair value.

(H)	Reflects no change to recognized deferred tax assets and liabilities arising from pro forma adjustments as a result of a corresponding change in the valuation allowance.

(I)	Reflects the elimination of U1 Americas’ historical equity balance.

(J)

Reflects the elimination of U1 Americas’ historical deficit balance offset by the pro forma adjustment for UEC’s estimated acquisition-related costs of $2,311,149 expected to be incurred by UEC subsequent to October 31, 2021 and $620,831 in prepaid costs incurred as at October 31, 2021 (see Note 4(D)).

NOTE 5:          PRO FORMA TRANSACTION ACCOUNTING ADJUSTMENTS TO THE UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET RESULTING FROM THE FINANCING

Reflects the issuance of 10,595,136 shares of the Company’s common stock subsequent to October 31, 2021 pursuant to the May 2021 ATM Offering and the November 2021 ATM Offering for net cash proceeds of $42,084,587. The Company used the proceeds from these share issuances to partially fund the Acquisition purchase consideration.

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

NOTE 6:          PRO FORMA TRANSACTION ACCOUNTING ADJUSTMENTS TO THE UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(A)

Reflects an adjustment for UEC’s estimated acquisition-related costs of $2,311,149 expected to be incurred subsequent to October 31, 2021 and $620,831 in prepaid acquisition-related costs incurred before October 31,2021, which have been presented as if they were incurred on the assumed acquisition date of August 1, 2020.

(B)	Reflects an adjustment to accretion expense as a result of the pro forma adjustment to the asset retirement obligation at the date of acquisition.

(C)

Reflects the reversal of the interest charges related to the U1 Americas’ related party long-term debt (see note 4(E)) offset by the amortization of the annual premium paid on the surety bond (see Note 4(C)).

	Year ended	Three months ended
	July 31, 2021	October 31, 2021
Reversal of the interest charges related to the U1 Americas’ related party long-term debt	$2,294,400	$671,300
Amortization of the annual premium paid on the surety bond	(100,843)	(25,211)
Pro forma net decrease to interest expense and finance costs	$2,193,557	$646,089

(D)

Reflects the elimination of historical impairment expense of $9,647,500 for a credit impaired account receivable as a result of the assumption that the nil valuation applied to the receivable in the purchase price allocation was applied at the assumed acquisition date of August 1, 2020.

(E)	Reflects the estimated impact on earnings per share based on UEC’s pro forma basic and diluted weighted average number of common shares outstanding as follows:

	Year ended	Three months ended
	July 31, 2021	October 31, 2021
Weighted average number of shares outstanding, basic and diluted	210,295,992	246,859,322
UEC shares issued subsequent to October 31, 2021 to partially fund the acquisition of U1 Americas	10,595,136	10,595,136
Pro forma weighted average number of shares outstanding, basic and diluted	220,891,128	257,454,458

Uranium Energy Corp.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

For the year ended July 31, 2021 and the three months ended October 31, 2021

(Unaudited, expressed in U.S. Dollars)

NOTE 7.         PRO FORMA SHARE CAPITAL

	Common Shares	Capital Stock	Additional Paid-in Capital
		$	$
Issued and outstanding, October 31, 2021	258,996,829	258,996	507,325,510
UEC shares issued subsequent to October 31, 2021 to partially fund the acquisition of U1 Americas	10,595,136	10,595	42,073,992
Pro forma balance, Issued and outstanding	269,591,965	269,591	549,399,502